SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): August 18, 2005

FINANCIAL INDUSTRIES CORPORATION

(Exact name of Registrant as specified in charter)

Texas	0-4690	74-2126975
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

6500 River Place Blvd., Building One

Austin, Texas 78730

(Address of principal executive offices)

Registrant’s telephone number, including area code: (512) 404-5000

Former name or former address, if changed since last report - Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR              240.14d-2(b))

Item 5.04	Temporary Suspension of Trading under Registrant’s Employee Benefit Plans.

On May 20, 2005, Financial Industries Corporation (the “Company”) sent a notice to its directors and officers, informing them that the InterContinental Life Corporation Savings & Investment Plan, a 401K Plan established by a wholly-owned subsidiary of the Company (the “Plan”), would be entering a blackout period due to a transition in its record-keeping services. The blackout period began on June 20, 2005, and was originally scheduled to end on July 15, 2005 with respect to that portion of the Plan that pertains to employee contributions and employer matching contributions, and August 22, 2005 with respect to that portion of the Plan that pertains to assets transferred to the Plan in connection with the merger of the InterContinental Life Corporation Employee Stock Ownership Plan (“ESOP”) into the Plan.  The blackout period with respect to the portion of the Plan that pertains to employee contributions and employer matching contributions has ended. However, due to delays in the transfer of records pertaining to the transferred ESOP portion of the Plan arising from circumstances beyond the Company’s control, the blackout period has been extended. The blackout period is now anticipated to end during the week of September 5, 2005. If the transition does not occur as planned, the end of the blackout period could be delayed further.  The Company received notice of the extension of the blackout period, as required by Section 101(i)(2)(E) of the Employment Retirement Security Act of 1974. Participants in the Plan who have a portion of their account balance allocated to the transferred ESOP account have been notified of the extension of the blackout period.

During the extension of the blackout period, Plan participants who have transferred ESOP accounts will not be able to initiate a diversification of the amounts held in their transferred ESOP accounts or obtain a distribution or withdrawal. In connection with the notice to Plan participants, directors and executive officers of the Company were notified that, during the extended blackout period, they are prohibited from purchasing, selling or otherwise acquiring or transferring equity securities of the Company. The notice to directors and executive officers was provided pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR (“Blackout Trading Restriction”). A copy of the notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

During the blackout period and for a period of two years after the ending date of the blackout period, a security holder or other interested person may obtain, without charge, information regarding the blackout period, including the actual beginning and ending dates of the blackout period, by contacting the Company’s HR Department, 6500 River Place Blvd., Building One, Austin, Texas 78730, telephone: (512) 404-5120.

Item 9.01	Financial Statements and Exhibits.

Exhibits.

99.1 – Notice to Directors and Officers of Financial Industries Corporation dated August 18, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINANCIAL INDUSTRIES CORPORATION

Date: August 18, 2005	By:	/s/ J. Bruce Boisture_______________
President and Chief Executive Officer